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                                                    EXHIBIT 10.11.3

DATE:           February 27, 2003

FROM:           Charlie Eitel

SUBJECT:        2003 Management Bonus Plan

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I am pleased to announce several changes to the Management Bonus Plan criteria for 2003. As in 2002, payouts will be based on EBITDA and sales objectives. By measuring performance against these criteria, plan participants can be recognized and rewarded for a more direct impact on company results.

Below is an outline of the bonus criteria for the various plan participants, both at corporate and at the plants:

CORPORATE AND SITE
-    20% Corporate Adjusted Gross Sales (including Gallery) Objective
-    80% Corporate EBITDA Objective

PLANTS
-    15% Plant Sales Objective
-    45% Plant PPV/OI Objective
-    40% Corporate EBITDA Objective

NATIONAL ACCOUNTS
-    15% National Account Sales Objective
-    45% National Account Dealer Contribution
-    40% Corporate EBITDA Objective

TO BE ELIGIBLE, THE COMPANY MUST HIT:
-    91% of EBITDA Objective and
-    91% of all categories totaled

IN ORDER TO PAY IN EXCESS OF 100% IN ANY CATEGORY:
-    The company must hit EBITDA Objective
-    For the plants, they must hit 100% of the PPV/OI Objective
-    For National Accounts, they must hit 100% of the Dealer Contribution
     Objective








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The percentage of bonus each participant will receive at each threshold is indicated below for EBITDA at the target:


At 90% performance level (or below)       0% Bonus
At 91% performance level                 10% Bonus
At 92% performance level                 20% Bonus
At 93% performance level                 30% Bonus
At 94% performance level                 40% Bonus
At 95% performance level                 50% Bonus
At 96% performance level                 60% Bonus
At 97% performance level                 70% Bonus
At 98% performance level                 80% Bonus
At 99% performance level                 90% Bonus
At 100% performance level               100% Bonus
Over 100% performance level               1% of salary for each additional 1%
                                             performance above 100%

The percentage of bonus for adjusted gross sales will be prorated from 0 to 100% for adjusted gross sales between 2002 actual sales and the 2003 Sales Objective.

If an associate is placed on a "Plan" during the year, the bonus will be prorated to exclude the length of the Probationary Plan. Earning a bonus is contingent on an associate receiving at least a "Meets Expectations" performance rating at the annual performance appraisal and being an active associate at the time bonuses are distributed. Associates whose employment began after January 1, 2003 will be prorated for the year.